UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2023

PREVENTION INSURANCE.COM
(Exact name of registrant as specified in its charter)

Nevada	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

552 Lonsdale Street Level 7

Melbourne, Australia 3000

 (Address of principal executive offices) (Zip Code)

+61 3 8393 1459

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant's Certifying Accountant

On May 8, 2023, Prevention Insurance.com (the “Company”) engaged Morison Cogen LLP (“New Auditor”) as its independent registered public accountant. On May 11, 2023, the Company notified  and dismissed Pinnacle Accountancy Group of Utah, PLLC (“Former Auditor”) as its independent registered accountant.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) Former Auditor’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2022 (transition period), April 30, 2022 and 2021 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. The change in auditors was approved by the Company’s Board of Directors.

(b) During the fiscal years ended December 31, 2022 (transition period), April 30, 2022 and 2021, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Former Auditor’s satisfaction would have caused it to make reference thereto in connection with the Former Auditor’s reports on the financial statements for such years.  During the fiscal years ended December 31, 2022 (transition period), April 30, 2022 and 2021 and through May 11, 2023, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the fiscal years ended December 31, 2022 (transition period), April 30, 2022 and 2021 and through May 11, 2023, the Company did not consult with the New Auditor with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On May 11, 2023, the Company provided the Former Auditor with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of the letter from the Former Auditor dated May 11, 2023 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 -	Letter from Pinnacle Accountancy Group of Utah, PLLC dated May 11, 2023.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREVENTION INSURANCE.COM (Registrant)

Date: May 12, 2023	/s/ Joe Martinez
Joe Martinez
Chief Executive Officer

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